News Release

BorgWarner Announces Brady Ericson as CEO, Chris Gropp as CFO, and PHINIA Inc. as Company Name for Proposed Fuel Systems and Aftermarket Segment Spin-Off

Auburn Hills, Michigan, February 14, 2023 – BorgWarner Inc. (NYSE: BWA) today announced Brady Ericson will serve as President and Chief Executive Officer, and Chris Gropp will serve as Executive Vice President and Chief Financial Officer of the separate, publicly traded company that will result from completion of the previously announced proposed spin-off of BorgWarner’s Fuel Systems and Aftermarket segments. BorgWarner also announced today that the intended company name is “PHINIA Inc.” (“PHINIA”).

“Brady and Chris are well-rounded and respected leaders at BorgWarner and in the industry. They each possess a breadth of knowledge and experience that will be required to guide PHINIA as an independent company and pursue its continued success,” said Frédéric B. Lissalde, President and Chief Executive Officer, BorgWarner. “Today’s announcement is also an exciting next step that personifies and gives an identity to what we had referred to as ‘NewCo’, now PHINIA.”

Ericson began his career at BorgWarner in 2000 and has served as Vice President of BorgWarner and President and General Manager of BorgWarner Fuel Systems and Aftermarket since March 2022. He has been an officer of BorgWarner since 2011 while serving as President and General Manager of three different business units and as BorgWarner’s Chief Strategy Officer. Prior to this, he served in roles of increasing responsibility in operations, manufacturing strategy, engineering, and sales. He has served in overseas assignments in four different countries in Europe and Asia. Earlier in his career, Ericson held various sales and engineering positions with Honeywell (formerly AlliedSignal), Remy International, and Ford Motor Company. Ericson holds a Bachelor of Science in Mechanical Engineering from Kettering University and a Master of Business Administration from Duke University.

“I am honored and humbled to be selected to launch and lead PHINIA. We will draw upon BorgWarner’s rich 130-year history – maintaining the strong culture of product leadership, integrity and operational excellence,” says Ericson. “There is a tremendous opportunity and a bright future ahead for our talented employees, with exciting things on the horizon.”

Gropp began her career at BorgWarner in 2001, serving most recently as Vice President of Finance for Fuel Systems and Aftermarket since October 2020. Over her 22 years at BorgWarner, Gropp has held positions of increasing responsibility in several BorgWarner businesses domestically and internationally, from Plant Controller and Commercial Controller to Finance Director and Vice President of Finance for three of BorgWarner’s businesses. Prior to joining BorgWarner, Gropp was an auditor for KPMG and Director, Finance/Controller for Pressac Inc. Gropp earned a Bachelor of Science degree in Accounting from the University of Alabama. She is a certified public accountant licensed in Alabama and a member of the American Institute of Certified Public Accountants as well as the Alabama Society of Certified Public Accountants.

“We’ve delivered significant operational and segment margin improvement over the last couple of years in Fuel Systems and Aftermarket,” says Gropp. “I’m excited for the opportunity to lead PHINIA, as part of Brady’s leadership team, and seek to continue the positive momentum and financial discipline, with the objective of setting us up for success as an independent entity.”

PHINIA is expected to be a product leader in fuel systems, starters, alternators and aftermarket distribution with balanced and synergistic exposure among Commercial Vehicle, Light Vehicle, and Aftermarket end markets, and to have broad regional and customer exposures.

The proposed spin-off is expected to be completed in late 2023, subject to satisfaction of customary conditions.

About BorgWarner
For more than 130 years, BorgWarner has been a transformative global product leader bringing successful mobility innovation to market. Today, we’re accelerating the world’s transition to eMobility — to help build a cleaner, healthier, safer future for all.

Forward-Looking Statements: This press release contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act that are based on management’s current outlook, expectations, estimates and projections. Words such as “anticipates,” “believes,” “continues,” “could,” “designed,” “effect,” “estimates,” “evaluates,” “expects,” “forecasts,” “goal,” “guidance,” “initiative,” “intends,” “may,” “outlook,” “plans,”

“potential,” “predicts,” “project,” “pursue,” “seek,” “should,” “target,” “when,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Further, all statements, other than statements of historical fact contained or incorporated by reference in this press release that we expect or anticipate will or may occur in the future regarding our financial position, business strategy and measures to implement that strategy, including changes to operations, competitive strengths, goals, expansion and growth of our business and operations, plans, references to future success and other such matters, are forward-looking statements. Accounting estimates, such as those described under the heading “Critical Accounting Policies and Estimates” in Item 7 of our most recently-filed Annual Report on Form 10-K (“Form 10-K”), are inherently forward-looking. All forward-looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of performance, and the Company’s actual results may differ materially from those expressed, projected or implied in or by the forward looking statements.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Forward-looking statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed, projected or implied in or by the forward-looking statements. These risks and uncertainties, among others, include: our ability to effect the transaction described above and to meet the conditions related thereto; the ability of the separated companies to each succeed as a standalone publicly traded company; the potential that uncertainty during the pendency of the transaction could affect the Company’s financial performance; the possibility that the transaction will not be completed within the anticipated time period, or at all; the possibility that the transaction will not achieve its intended benefits; the possibility of disruption, including changes to borgwarner.com existing business relationships, disputes, litigation, or unanticipated costs in connection with the transaction; the uncertainty regarding the expected financial performance of the Company or PHINIA following completion of the transaction; potential negative effects of the announcement or pendency of the transaction on the market price of the Company's securities and/or on the financial performance of the Company; the impacts of any information and consultation processes with works councils and other employee representatives in connection with the transaction; evolving legal, regulatory, and tax regimes; the supply disruptions impacting us or our customers, such as the current shortage of semiconductor chips that has impacted original equipment manufacturer (“OEM”) customers and their suppliers, including us; commodities availability and pricing, and an inability to achieve expected levels of success in additional commercial negotiations with customers concerning recovery of these costs; competitive challenges from existing and new competitors including OEM customers; the challenges associated with rapidly changing technologies, particularly as relates to electric vehicles, and our ability to innovate in response; uncertainties regarding the extent and duration of impacts of matters associated with the COVID-19 pandemic, including additional production disruptions; the difficulty in forecasting demand for electric vehicles and our electric vehicles revenue growth; potential disruptions in the global economy caused by Russia’s invasion of Ukraine; the ability to identify targets and consummate acquisitions on acceptable terms; failure to realize the expected benefits of acquisitions on a timely basis including our recent acquisitions of AKASOL AG, Santroll’s light vehicle eMotor business, and Rhombus Energy Solutions, the anticipated acquisition of Hubei Surpass Sun Electric’s charging business, and our 2020 acquisition of Delphi Technologies PLC; the failure to promptly and effectively integrate acquired businesses; the potential for unknown or inestimable liabilities relating to the acquired businesses; our dependence on automotive and truck production, both of which are highly cyclical and subject to disruptions; our reliance on major OEM customers; fluctuations in interest rates and foreign currency exchange rates; our dependence on information systems; the uncertainty of the global economic environment and potential for recessionary conditions in regional economies; the outcome of existing or any future legal proceedings, including litigation with respect to various claims; future changes in laws and regulations, including, by way of example, taxes and tariffs, in the countries in which we operate; impacts from potential future acquisition or disposition transactions; and the other risks noted in

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reports that we file with the Securities and Exchange Commission, including Item 1A, “Risk Factors” in our most recently-filed Form 10-K and/or Quarterly Report on Form 10-Q. We do not undertake any obligation to update or announce publicly any updates to or revisions to any of the forward-looking statements in this press release to reflect any change in our expectations or any change in events, conditions, circumstances, or assumptions underlying the statements.

PR contact:
Michelle Collins
Phone: +1 248-754-0449
Email: mediacontact@borgwarner.com